UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 18, 2005



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-20022                31-1227808
--------                            -------                ----------
(State or other jurisdiction       (Commission             (IRS  Employer
     of  incorporation)             File  Number)          Identification  No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  3  -  Securities  and  Trading  Markets

Item  3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
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Standard;  Transfer  of  Listing
--------------------------------

On November 23, 2005, the Company received a Nasdaq Staff Determination notice from the Nasdaq Listing Qualifications Department that the Company is not in compliance with the continued listing requirements of NASD Marketplace Rule 4310(c)(14), and that its securities are, therefore, subject to delisting from The Nasdaq National Market. The Company did not file its Form 10-Q for the quarter ended October 5, 2005 within the 5-day extension period provided by its Notification of Late Filing on Form 12b-25 filed on November 14, 2005. The Company intends to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance that the Panel will grant the Company's request for continued listing. Pomeroy's delay in filing its Form 10-Q is the only listing deficiency cited in the notice. As of the opening of business on November 28, 2005, an "E" will be appended to Pomeroy's trading symbol, "PMRY," to reflect its noncompliance with Rule 4310(c)(14).

Section  5  --  Corporate  Governance  and  Management

Item  5.02-Departure  of Directors or Principal Officers; Election of Directors;
--------------------------------------------------------------------------------
Appointment  of  Principal  Officers
------------------------------------

On November 18, 2005, Michael E. Rohrkemper, a Director and Chief Financial Officer, Treasurer and Secretary of Pomeroy IT Solutions, Inc. resigned for personal reasons, effective November 18, 2005. Mr. Rohrkemper has agreed to continue for a period of ninety days as a consultant to the Company.

Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  Financial  Statements  and  Exhibits.
-------------------------------------------------

(c) Exhibits

99.1 Press release dated November 25, 2005 announcing the resignation of Michael E. Rohrkemper, Chief Financial Officer of the Company, and Nasdaq Noncompliance Notification.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POMEROY  IT  SOLUTIONS,  INC.
                                  -----------------------------



Date: November 25, 2005             By: /s/ Stephen E. Pomeroy

                                    --------------------------------------------
                                    Stephen E. Pomeroy, Chief Executive Officer,
                                    President & Chief Operating Officer